Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                                         11/15/05


        Blended Coupon                                               5.8476%


        Excess Protection Level
          3 Month Average   3.01%
          November, 1997   3.01%
          October, 1997  N/A
          September, 1997  N/A


        Cash Yield                                  17.65%


        Investor Charge Offs                         4.59%


        Base Rate                                   10.06%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,779,127,955.02